Exhibit (23)
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                        Consent of Deloitte & Touche LLP





                              DELOITTE & TOUCHE LLP

                                                     250 East Fifth Street
                                                     Post Office Box 5340
                                                     Cincinnati, Ohio 45201-5340
                                                     Telephone: (513) 784-7100

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in the following documents of our report dated July 30, 1998, incorporated by reference in this Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 1998.

1. Amendment No. 2, Post-Effective Amendment No. 2 to Registration Statement No. 33-26514 on Form S-8 For The Procter & Gamble 1983 Stock Plan;

2. Amendment No. 1 on Form S-8 to Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

3. Amendment No. 1, Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

4. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

5. Registration Statement No. 33-49111 on Form S-3 for The Procter & Gamble Stock Investment Program;

6. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

7. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

8. Registration Statement No. 333-03821 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

9. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

10. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

11. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

12. Registration Statement No. 333-14387 on Form S-8 for Giorgio Employee Savings Plan;

13. Registration Statement No. 333-14389 on Form S-8 for Procter & Gamble Pharmaceuticals Savings Plan;

14. Registration Statement No. 333-14391 on Form S-8 for Richardson-Vicks Savings Plan;

15. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

16. Registration Statement No. 333-14395 on Form S-8 for Procter & Gamble Subsidiaries Savings and Investment Plan;

17. Registration Statement No. 333-21783 on Form-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

18. Registration Statement No. 333-30949 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

19. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

20. Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive and Employer Contribution Plan (France);

21. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

22. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

23. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia); and

24. Registration Statement No. 333-51225 on Form S-8 for The Procter & Gamble UK Matched Savings Share Purchase Plan.



DELOITTE & TOUCHE LLP
September 9, 1998